UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 18, 2005
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24647 (Commission file number)	77-0328533 (I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 235-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01. Regulation FD Disclosure.

     On January 18, 2005, Terayon Communication Systems, Inc. (Terayon) issued a press release that announced that it has been selected as a primary supplier of voice cable modems for a major rollout of residential Voice-over-Internet Protocol (VoIP) telephony services by Wharf T&T, one of the fastest growing fixed telecommunications network services (FTNS) operators in Hong Kong.

     On January 21, 2005, Terayon issued a press release that announced it had launched a wireless home networking module that will enable cable television operators to simply and cost effectively deploy bundled high-speed data and wireless home networking packages..

ITEM 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 99.1	Terayon Selected for Cable VoIP Deployment by Hong Kong’s Wharf T&T
Exhibit 99.2	Terayon Unveils Wx-54G Wireless Module to Simplify Deployment of Broadband Wireless Home Networking Services

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
By:	/s/ Jerry Chase
Jerry Chase
Chief Executive Officer

Date: February 8, 2004

EXHIBIT INDEX

Exhibit
No.	Document
99.1	Terayon Selected for Cable VoIP Deployment by Hong Kong’s Wharf T&T
99.2	Terayon Unveils Wx-54G Wireless Module to Simplify Deployment of Broadband Wireless Home Networking Services